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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                   FORM 8-K/A
                                (Amendment No. 1)

                                 CURRENT REPORT

     Pursuant to section 13 or 15(d) of The Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 October 8, 2004


                            First Citizens Banc Corp
                            ------------------------
             (Exact name of Registrant as specified in its charter)


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
                    Ohio                                0-25980                            34-1558688
                    ----                                -------                            ----------
        (State or other jurisdiction of         (Commission File Number)         (IRS Employer incorporation or
                organization)                                                          Identification No.)
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           100 East Water Street, P.O. Box 5016, Sandusky, Ohio 44870
           ---------------------------------------------------- -----
                    (Address of principle executive offices)

       Registrant's telephone number, including area code: (419) 625-4121

                                       N/A
                                       ---
          (Former name or former address, if changed since last report)


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ITEM 2.01   COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

      First Citizens Banc Corp. ("First Citizens") hereby amends Item 9.01 of its Current Report on Form 8-K, dated October 8, 2004 and filed on October 15, 2004 (the "Report"), as set forth below. The purpose of the Report was to disclose, pursuant to Item 2.01, First Citizens' acquisition of FNB Financial Corp. ("FNB"). The purpose of this amendment is to file the required financial statements of FNB and unaudited pro forma financial information.

ITEM 9.01   FINANCIAL STATEMENTS AND EXHIBITS

   (a)   Financial Statements of Business Acquired.

         The consolidated audited financial statements of FNB for the fiscal years ended December 31, 2003 and 2002 were included in First Citizens' Registration Statement on Form S-4 as filed with the U.S. Securities and Exchange Commission on August 5, 2004 (File No. 333-117483) and are incorporated herein by reference.

         The consolidated unaudited balance sheet, income statement and cash flow statement of FNB for the period from January 1, 2004 through June 30, 2004 to be filed pursuant to Item 9.01(a) of Form 8-K is attached hereto as Exhibit 99.1 and incorporated herein by reference.

   (b)   Pro Forma Information.

         The pro forma financial information as of and for the six months ended June 30, 2004 and the fiscal year ended December 31, 2003 to be filed pursuant to Item 9.01(b) of Form 8-K is attached hereto as Exhibit 99.2 and incorporated herein by reference.

   (c)   Exhibits.


     99.1 Unaudited Consolidated Balance Sheet of FNB as of June 30, 2004, unaudited Consolidated Statement of Income of FNB for the six months ended June 30, 2004 and unaudited statement of cash flows of FNB for the six months ended June 30, 2003 and 2004.

     99.2 Unaudited Pro Forma Condensed Combined Consolidated Balance Sheet of First Citizens as of June 30, 2004 and unaudited Pro Forma Condensed Combined Statement of Income for the six months ended June 30, 2004 and fiscal year ended December 31, 2003.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

First Citizens Banc Corp

/s/James O. Miller                                  November 8, 2004
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James O Miller                                            Date
Executive Vice President